UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (only as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AMERGENT HOSPITALITY GROUP INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

FORWARD LOOKING STATEMENTS

This statement contains forward-looking statements. These statements include projections, predictions, expectations or statements as to beliefs or future events or results or refer to other matters that are not historical facts. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by these statements. The forward-looking statements contained herein are based on various factors and were derived using numerous assumptions. In some cases, you can identify these forward-looking statements by the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” or the negative of those words and other comparable words. You should be aware that those statements reflect only the predictions of Amergent Hospitality Group Inc.’s management. If known or unknown risks or uncertainties should materialize, or if underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. You should bear this in mind not to place undue reliance on these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements contained in this statement are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

Post Office Box 470695, Charlotte, North Carolina 28247

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON December 30, 2021

Dear Stockholder:

Notice is hereby given that the 2021 Annual Meeting of Stockholders (“Annual Meeting”) of Amergent Hospitality Group Inc. (“we”, “us”, “Amergent” or the “company”), will be held at 10:00 a.m. Eastern time, on Thursday December 30, 2021. References in this Proxy Statement to the “Annual Meeting” also refer to any adjournments, postponements or changes in location of the Annual Meeting, to the extent applicable.

In light of the coronavirus and governmental decrees that in-person gatherings be limited, and in the best interests of public health and the health and safety of our stockholders, employees and our board of directors, we are planning to hold the Annual Meeting virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to https://stctransfer.zoom.us/webinar/register/WN_E7k2KJ4CT0GXLqU3kwtWrA using the 16-digit control number on the Notice, proxy card or voting instruction form that accompanied the proxy materials. Attendees will need to register prior to the meeting in order to receive access to the meeting.

The Annual Meeting is called to conduct the following items of business:

1.	To elect Michael D. Pruitt, Frederick L. Glick, Keith J. Johnson, Neil G. Kiefer and J. Erick Wagoner to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;
2.	To approve the Amergent Hospitality Group Inc. 2021 Equity Incentive Plan (“2021 Plan”);
3.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
4.	Whether to approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the Proxy Statement);
5.	To vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers, (the say-on-frequency proposal); and
6.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

All holders of record of our common stock as of the close of business on November 22, 2021, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during the ten days prior to the Annual Meeting, during ordinary business hours, at Amergent’s principal executive office. The stockholder list will also be available for review online during the virtual Annual Meeting. Any stockholder attending the virtual Annual Meeting may vote in person even if he or she has returned a proxy card.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Securities Transfer Corporation at the address set forth below.

Securities Transfer Corporation

Attention: Issuer Services, Veronica Avila

vavila@stctransfer.com

W: 469-633-0101, Ext 117

Central Time Zone

By Order of the Board of Directors,

/s/ Michael D. Pruitt
Michael D. Pruitt
Chairman

Charlotte, North Carolina	November 30, 2021

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope or vote by telephone or online following the instructions on the proxy.

Important Notice Regarding the Internet Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on December 30, 2021

The Proxy Statement for the 2021 Annual Meeting, our annual report for the fiscal year ended December 31, 2020 and proxy card are available on the Internet at http://onlineproxyvote.com/amhg/. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

TABLE OF CONTENTS

PROCEDURAL INFORMATION	5

PROPOSAL NO. 1: ELECTION OF DIRECTORS	10

DIRECTOR NOMINEES	10

CORPORATE GOVERNANCE	10

AUDIT COMMITTEE REPORT	13

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	15

EXECUTIVE OFFICERS	16

EXECUTIVE OFFICER COMPENSATION	17

DIRECTOR COMPENSATION	19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20

EQUITY COMPENSATION PLAN INFORMATION	20

DELINQUENT SECTION 16(A) REPORTS	20

PROPOSAL NO. 2: APPROVAL OF THE 2021 EQUITY INCENTIVE PLAN	21

PROPOSAL NO 3: RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021	27

PROPOSAL N0. 4: SAY-ON-PAY	29

PROPOSAL N0. 5: SAY-ON-FREQUENCY	30

HOUSEHOLDING	30

ANNUAL REPORT	31

STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING	31

STOCKHOLDER ADVISORY VOTES	31

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING	31

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The enclosed proxy is solicited by the board of directors (“Board”) of Amergent Hospitality Group Inc., a Delaware corporation, for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Amergent Hospitality Group Inc. and all postponements, continuations or adjournments thereof. These proxy materials and the enclosed Annual Report on Form 10K (“Annual Report”) for fiscal year ended December 31, 2020 (“2020 Fiscal Year”) are being mailed to our stockholders on or about November 30, 2021. In this Proxy Statement, we use the terms the “company,” “Amergent” “we”, “our”, and “us” to refer to Amergent Hospitality Group Inc.

About the Virtual Annual Meeting

The Annual Meeting will be a completely virtual meeting in response to the COVID-19 pandemic. The Annual Meeting will be a completely virtual meeting. To attend the Annual Meeting, pre-register here: https://stctransfer.zoom.us/webinar/register/WN_E7k2KJ4CT0GXLqU3kwtWrA You will receive dial-in details (time, phone number, time zone) upon registration. On the day of the meeting, please allow ample time for online check-in, which will begin at 9:45 a.m.

PROCEDURAL INFORMATION

Voting Procedures

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at https://stctransfer.zoom.us/webinar/register/WN_E7k2KJ4CT0GXLqU3kwtWrA using the 16-digit control number on the Notice, proxy card or voting instruction form that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location. Attendees will need to register prior to the meeting in order to receive access to the meeting.

The live webcast of the Annual Meeting will begin promptly at 10:00 a.m. Eastern Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

An online portal will be available to our stockholders at http://onlineproxyvote.com/SONN commencing approximately on or about November 30, 2021. By accessing this portal, stockholders will be able to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting on https://stctransfer.zoom.us/webinar/register/WN_E7k2KJ4CT0GXLqU3kwtWrA. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice, proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to Amergent and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use Amergent’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Securities Transfer Corporation to host our virtual Annual Meeting and to distribute, receive, count and tabulate proxies.

How do I vote?

Your vote is important. On or about November 30, 2021, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) as well as the full set of proxy materials to all stockholders of record on our books at the close of business on the record date and will post our proxy materials at www.proxyvote.com.

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting electronically (or by ballot if the meeting is held at our offices), all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to http://onlineproxyvote.com/AMHG and following the instructions provided in the Notice or with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on December 29, 2021.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 469-633-0101. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on December 29, 2021.

Vote by Facsimile or Email

You may sign, date and submit your Proxy Card by facsimile to (469) 633-0088, or sign, date, scan and email your scanned Proxy Card to proxyvote@stctransfer.com until 11:59 p.m., Eastern Time, on December 29, 2021.

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Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Securities Transfer Corporation, 2901 N. Dallas Parkway, Suite 380, Plano, Texas 75093, Attention: Proxy Department. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. on December 29, 2021.

Please note that you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote on the Internet.

Vote at the Annual Meeting

You will have the right to vote at the Annual Meeting.

You will have the right to vote on the day of, or during, the Annual Meeting at http://onlineproxyvote.com/AMHG, but the site will only record votes from attending stockholders. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice, proxy card or voting instruction form to vote at our Annual Meeting.

Even if you plan to attend our Annual Meeting remotely, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

●	filing with our Secretary a notice of revocation;

●	submitting a later-dated vote by telephone or on the Internet;

●	sending in another duly executed proxy bearing a later date; or

●	attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “How are the votes counted?” below.

Frequently Asked Questions

Who are the proxies? The Board has appointed Michael D. Pruitt, our Chairman and Chief Executive Officer, and Steven Hoelscher, our Chief Financial Officer, to serve as proxies at the Annual Meeting. When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

How do I specify how I want my shares voted? If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board on that proposal.

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What items will be voted upon at the Annual Meeting? The following items will be voted upon at the Annual Meeting:

(1) To elect Michael D. Pruitt, Frederick L. Glick, Keith J. Johnson, Neil G. Kiefer and J. Erick Wagoner to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;

(2) To approve the Amergent Hospitality Group Inc. 2021 Equity Incentive Plan (“2021 Plan”);

(3) To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

(4) Whether to approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the Proxy Statement)(the say-on-pay proposal);

(5) To vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers (as defined in the Proxy Statement), (the say-on-frequency proposal); and

(6) To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The Board does not currently know of any other matters that may be brought before the meeting for a vote. However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

What is the Board’s voting recommendation? For the reasons set forth in more detail later in the Proxy Statement, the Board unanimously recommends a vote FOR the election of all nominees for director proposed by our Board (Proposal No. 1). The Board unanimously recommends a vote FOR the approval of the 2021 Equity Incentive Plan (Proposal No. 2). The Board unanimously recommends a vote FOR Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 3) which selection was made by the Board’s Audit Committee. The Board unanimously recommends a vote FOR the say-on-pay proposal (Proposal No. 4). The Board unanimously recommends a vote for THREE YEARS for the say-on-frequency proposal (Proposal No. 5).

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Who will solicit proxies on behalf of the Board? The company has retained Securities Transfer Corporation, a proxy solicitation firm, who may solicit proxies on the Board’s behalf. The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors, director nominees and certain of our executive officers and other employees (who will receive no additional compensation for such solicitation activities), or by Securities Transfer Corporation. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Who will pay for the costs involved in the solicitation of proxies? The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders by, or on behalf of, the company, will be borne by the company. Copies of the company’s solicitation material will be furnished to banks, brokerage houses, dealers, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our Annual Report to beneficial owners. In addition, if asked, the company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners. We have engaged Securities Transfer Corporation to solicit proxies from stockholders in connection with the Annual Meeting. We will pay Securities Transfer Corporation a fee of approximately $6,000 plus costs and expenses. In addition, we have agreed to indemnify Securities Transfer Corporation and certain related persons against certain liabilities arising out of or in connection with their engagement.

Who can answer my questions? Your vote at this year’s Annual Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Securities Transfer Corporation , the firm assisting us in the solicitation of proxies:

Securities Transfer Corporation Attention: Issuer Services, Veronica Avila vavila@stctransfer.com W: 469-633-0101, Ext 117 Central Time Zone

How can I obtain additional copies of these materials or copies of other documents? Complete copies of this Proxy Statement and Annual Report are also available at: www.onlineproxyvote.com/amhg/.

You may also contact Securities Transfer Corporation for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

How can I provide my comments to the company? We urge you to let us know your comments about the company or to bring a particular matter to our attention by writing directly to us at Amergent Hospitality Group Inc., Post Office Box 470695, Charlotte, NC 28247, attention: Michelle Arcidiacono, Secretary.

How many votes are needed to have the proposals pass? The affirmative vote of the majority of the votes cast at the Annual Meeting is required to elect the directors (Proposal No. 1). The affirmative vote of the majority of the voting power so represented in person or by proxy at the meeting and entitled to vote on the matter at the Annual Meeting is required to approve Proposal Nos. 2, 3, 4 and 5.

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How are the votes counted? You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If a proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted FOR Proposal No. 1, the election of directors recommended by the Board, FOR Proposal No. 2, the approval of the 2021 Equity Incentive Plan, FOR Proposal No. 3, ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, FOR the say-on-pay proposal (Proposal No. 4) and for THREE YEARS for the say-on-frequency proposal (Proposal No. 5).

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Abstentions. Abstentions have no effect on Proposal No. 1, the election of directors. In all other matters abstentions have the same effect as votes “AGAINST” the matter. Abstentions will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the annual meeting.

Broker Non-Votes. Whether a proposal is considered a “routine” matter or a “non-routine” matter is subject to the interpretation of certain rules that are applicable to brokers. Nasdaq Rule 2251 currently governs when NASDAQ members may vote shares held for customers by adopting the FINRA Rules. The FINRA rule, in turn, currently prohibits members from voting any uninstructed shares, but also permits the member to follow the rules of another self-regulatory organization of which the broker is a member, such as NYSE, instead, provided that the records of the member clearly indicate the procedure it is following. Proposal No. 3 is considered a “routine” matter under NYSE guidelines and, as such, any NYSE member broker who has received no instructions from its clients and participates in discretionary voting will have discretion to vote its clients’ uninstructed shares on Proposals No. 3. For that reason, if you are a beneficial holder and you wish to vote “for,” “against” or “abstain” from Proposals No. 3 and your broker is an NYSE member that participates in discretionary voting, you will have to provide your broker with such an instruction. Otherwise, your broker may vote in its discretion on this proposal. On the other hand, a broker is not entitled to vote shares held for a beneficial owner on non-routine items contained in the remaining proposals. A “broker non-vote” occurs when a broker cannot vote on a matter without instructions from the beneficial holder and such instructions are not received.

Quorum. A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting. As of November 22, 2021 we had 15,706,735 shares of common stock outstanding. The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is 7,853,368.

How would my proxy be voted on other matters? The persons named on the proxy card will have discretionary authority to vote on business other than Proposals 1-5 as may properly come before the Annual Meeting.

Who will pay for the costs involved in the solicitation of proxies? This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Amergent. Amergent will pay all costs of preparing, assembling, printing and distributing the proxy materials. Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the Board through the mail, in person and by telecommunications. Upon request, we will reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon? There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

Where can I find the voting results of the Annual Meeting? We expect to announce preliminary voting results at the Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days of the Annual Meeting, and that Form 8-K will be available on our website at https://ir.amergenthg.com/sec-filings.

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IMPORTANT

Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL NO. 1–	Election of Michael D. Pruitt, Frederick L. Glick, Keith J. Johnson, Neil G. Kiefer and J. Erick Wagoner to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification

Our Board currently consists of five directors, and each of our five directors hold their positions on the Board until the Annual Meeting. Each of the five director nominees named below will stand for re-election at the Annual Meeting. Each director’s term will then continue until the earlier of the election and qualification of their successor, or their death, resignation or removal. At the recommendation of our Nominating and Governance Committee, our Board proposes that the five director nominees named below be elected as directors to serve until the 2022 annual meeting and until such director’s successor is duly elected and qualified or until such director’s death, earlier resignation or removal. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term and until the director’s successor is duly elected and qualified.

Stockholders may not vote, or submit a proxy, for a greater number of nominees than the five nominees named below. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

DIRECTOR NOMINEES

The current directors, who are our nominees, are as follows:

Name	Age	Position
Michael D. Pruitt	61	Chairman, Chief Executive Officer
Frederick L. Glick	56	Director, President
Keith J. Johnson	62	Director, Chairman of Audit Committee, Member Compensation Committee
Neil G. Kiefer	70	Director, Chairman of Compensation Committee Member of Nominating and Governance Committee
J. Eric Wagoner	69	Director, Chairman of Nominating and Governance Committee Member of Audit Committee

Business Experience of Nominees

Michael D. Pruitt founded Avenel Financial Group, a boutique financial services firm concentrating on emerging technology company investments, in 1999. In 2001, he formed Avenel Ventures, a technology investment and private venture capital firm. In February 2005, Mr. Pruitt formed Chanticleer Holdings, Inc., which commenced operations in June 2005 with him as Chairman and Chief Executive Officer, roles he continued to serve through the Merger and Spin-Off. In January 2011, Mr. Pruitt became a director of the board of Hooters of America, LLC. Mr. Pruitt received a Bachelor of Arts degree from Coastal Carolina University in Conway, South Carolina, where he sits on the Board of Visitors of the E. Craig Wall Sr. College of Business Administration, the Coastal Education Foundation Board, and the Athletic Committee of the Board of Trustees. Mr. Pruitt also has serves as Chief Executive Officer and sole director of Capstone Technologies Group, Inc.

Frederick L. Glick was appointed to serve as President of Chanticleer on November 16, 2018 and subsequently appointed as director effective May 10, 2019. Mr. Glick was the Vice President of Brewery Restaurants for the Karl Strauss Brewing Company brand in San Diego, California from 2013 to the present. Prior, from 2008 to 2013, Mr. Glick was the VP of Operations for Phil’s BBQ in San Diego, California. From 1991 to 2008, Mr. Glick was the President, CEO, Operating Partner of Hootwine, Inc., a Hooters franchise, in Oceanside, California. Mr. Glick graduated with a B.S. in Business Administration from Lehigh University in 1986. Each year, Mr. Glick volunteers with local service and charitable organizations and serves on the state board of directors of the California Restaurant Association and CRAF (California Restaurant Association Foundation).

Keith J. Johnson is the Chief Financial Officer of Watertech Equipment & Sales. He served as the Manager of Business Development for Hudson Technologies from November 2012 through September 2013. From August 2010 through November 2012, Mr. Johnson was President of Efficiency Technologies, Inc., the wholly owned operating subsidiary of Efftec International, Inc. He was the President and Chief Executive Officer of YRT² (Your Residential Technology Team) in Charlotte, North Carolina since 2004. Mr. Johnson has a BS in Accounting from Fairfield University in Fairfield, Connecticut. Mr. Johnson served on the board of directors of Chanticleer from April 2007 through March 31, 2020 and also served as the Chairman of its audit committee and a member of its compensation committee. Mr. Johnson was asked to serve as director based in part on his financial expertise and general proven success in business.

Neil G. Kiefer is the Chief Executive Officer of Hooters Management Corporation, Hooters, Inc., and all its affiliated companies, a position he has held since May 1992. In 1994, Mr. Kiefer was appointed to the boards of those entities, and he continues to serve on those boards. He was also Chief Executive Officer of the Hooters Casino Hotel in Las Vegas, Nevada from 2006 to 2012. Mr. Kiefer received his bachelor’s degree from Bethany College in Bethany, West Virginia and received his law degree from Hofstra University in Hempstead, New York. He was admitted to the Florida Bar in 1979. Mr. Kiefer served on the board of Chanticleer from January 2017 through March 31, 2020 and was a member of its compensation committee. He possesses extensive knowledge of the casual dining industry and is an experienced having served on the boards of numerous companies.

J. Eric Wagoner has served as a Managing Director and Head of the High-Yield & Distressed Securities division of Source Capital Group since 1995. Mr. Wagoner has over 35 years of investment securities experience and has developed specialized expertise in high yield and distressed debt instruments. He serves as a member of the board of directors of Argus Research Group, a leading independent equity research firm, and is a member of the Board of Visitors at Wake Forest University. Mr. Wagoner is a graduate of the University of North Carolina and received his MBA from the Babcock Graduate School of Management at Wake Forest University. Mr. Wagoner holds NASD Series 7, 24 and 63 licenses. Mr. Wagoner served on Chanticleer’s board of directors from March 2018 through the Merger and Spin-Off and was a member of its audit committee and compensation committee. He was asked to serve as director based in part on his extensive securities knowledge and general proven success in business.

Vote Required

The affirmative vote of the majority of the votes cast for the election of directors. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the election of these nominees.

The Board unanimously recommends a vote “FOR” the election of Michael D. Pruitt, Frederick L. Glick, Keith J. Johnson, Neil G. Kiefer and J. Eric Wagoner as directors.

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CORPORATE GOVERNANCE

We are committed to having sound corporate governance principles. We believe that such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. There have been no changes to the procedures by which stockholders may recommend nominees to our Board.

Board of Director Composition

Our Board currently consists of five members. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Board of Director Meetings

This is our first Annual Meeting of Stockholders since the spin-off on April 1, 2020 (the “Effective Date”), in which the operations of Chanticleer Holdings, Inc. were spun off into Amergent. Since the Effective Date through December 31, 2020, (i) our Board met three times; (ii) our audit committee of the Board (the “Audit Committee”) met two times; (iii) our compensation committee of the Board (the “Compensation Committee”) met two times and (iv) our nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) did not meet during such period. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees).

The company does not have a policy for Board meeting or committee meeting attendance because, pursuant to our Bylaws, members constituting a majority of directors constitute a quorum for meetings of the Board and a majority of our directors, including a majority of the independent directors, regularly attend all meetings.

The company does not have a policy for attendance of Board members at annual meetings of stockholders.

Director Independence

The Board performed a review to determine the independence of its members under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) and made a subjective determination as to each of these independent directors that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Additionally, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.

Further, each member of our Compensation Committee also must qualify as independent under the listing standards, as “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and as “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board determined that Messrs. Johnson, Kiefer and Wagoner are “independent” as that term is defined under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing requirements and rules of The Nasdaq Stock Market. In making these determinations, our Board considered the current and prior relationships that each non- employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

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Board Committees

Audit Committee

The Board has established an Audit Committee currently consisting of Messrs. Johnson (Chairman) and Wagoner. The Audit Committee’s primary functions are to oversee and review: the integrity of the company’s consolidated financial statements and other financial information furnished by the company, the company’s compliance with legal and regulatory requirements, the company’s systems of internal accounting and financial controls, the independent auditor’s engagement, qualifications, performance, compensation and independence, related party transactions, and compliance with the company’s Code of Ethics.

Each member of the Audit Committee is “independent” as that term is defined under the applicable rules of the Securities and Exchange Commission (the “SEC”) and the applicable rules of The Nasdaq Stock Market. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The Board determined that Mr. Johnson is an “audit committee financial expert,” as defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Stock Market. The Board has adopted an Audit Committee Charter, which is available for viewing at https://ir.amergenthg.com/corporate-governance/governance-documents.

Compensation Committee

The Compensation Committee of the Board is currently composed of Messrs. Kiefer (Chairman) and Johnson. Neither of these Compensation Committee members was an officer or employee of the company during the year. Each member of the Compensation Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Stock Market. The responsibilities of the Compensation Committee include overseeing the evaluation of executive officers (including the Chief Executive Officer) of the company, determining the compensation of executive officers of the company, and overseeing the management of risks associated therewith. The Compensation Committee determines and approves the Chief Executive Officer’s compensation. The Compensation Committee also administers the company’s equity-based plans and makes recommendations to the board with respect to actions that are subject to approval of the Board regarding such plans. The Compensation Committee also reviews and makes recommendations to the Board with respect to the compensation of directors. The Compensation Committee monitors the risks associated with the company’s compensation policies and practices as contemplated by Item 402(s) of Regulation S-K

Amergent’s Board has adopted a Compensation Committee Charter, which is available for viewing at https://ir.amergenthg.com/corporate-governance/governance-documents.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is currently composed of Messrs. Wagoner (Chairman) and Kiefer. None of these members was an officer or employee of the company during the year. Each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee nominates individuals to be elected to the board of directors by our stockholders. The Nominating and Corporate Governance Committee considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws and will apply the same criteria to all persons being considered.

The Board has adopted a Nominating and Corporate Governance Committee Charter, which is available for viewing at https://ir.amergenthg.com/corporate-governance/governance-documents.

Stockholder Nominations for Directorships

Our Nominating and Corporate Governance Committee will consider potential director candidates recommended by stockholders as long as the stockholders comply with our certificate of incorporation and bylaws, in recommending a potential candidate. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures set forth in our bylaws. Stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing at: Board of Directors, Post Office Box 470695, Charlotte, North Carolina 28247, attention: Michelle Arcidiacono, Secretary. For more information, please see the section below titled “Stockholder Proposals for Next Year’s Annual Meeting.”

Assuming that the appropriate information is provided for candidates recommended by stockholders, our Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of our Board or other persons, as described above and as set forth in our charter.

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Hedging, Pledging and Insider Trading Policies

We do not have practices or policies relating to employees (including officers) or directors engaging in hedging in our securities.

Board Leadership Structure and Role in Risk Oversight

Currently, Mr. Pruitt serves as Amergent’s Chief Executive Officer and Chairman of the Board. Periodically, our Board will assess the roles of Chairman and Chief Executive Officer, and the Board leadership structure to ensure the interests of Amergent and our stockholders are best served. Our Board believes the current combination of the two roles is satisfactory at present. Mr. Pruitt, as our Chief Executive Officer and Chairman, has extensive knowledge of all aspects of Amergent and its business. The Board has not appointed a Lead Independent Director. We have no policy requiring the combination or separation of leadership roles and our governing documents do not mandate a particular structure.

This has allowed and will continue to allow our Board the flexibility to establish the most appropriate structure for Amergent at any given time.

The Board as a whole has responsibility for overseeing management’s handling of the company’s strategic and operational risks. Throughout the year, senior management reports to the Board the risks that may be material to the company, including those disclosed in the company’s quarterly and annual reports filed with the SEC. The goal of these processes is to achieve serious and thoughtful Board-level attention to the nature of the material risks faced by the company and the adequacy of the company’s risk management process and system. While the Board recognizes that the risks which Amergent faces are not static, and that it is not possible to mitigate all risk and uncertainty all of the time, the Board believes that Amergent’s approach to managing its risks provides the Board with the proper foundation and oversight perspective with respect to management of the material risks facing the company.

The Audit Committee has oversight responsibility for the company’s financial risk (such as accounting, finance, internal control and tax strategy), and the Audit Committee receives and reviews, as appropriate, the reports of the company’s internal auditors regarding the results of their annual company-wide risk assessment and internal audit plan. Reports of all internal audits are provided to the Audit Committee. The Compensation Committee oversees compliance with Amergent’s executive compensation plans and related laws and policies. The Governance Committee oversees compliance with governance-related laws and policies. Our Operations Committee assists the Board in fulfilling its oversight responsibilities for matters relating to Amergent’s operations, particularly those aspects which are most likely to affect stockholder value.

Stockholder Communications with Our Board of Directors

The Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as she considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: Amergent Hospitality Group, Inc., Board of Directors, Post Office Box 470695, Charlotte, North Carolina 28247, attention: Michelle Arcidiacono, Secretary.

Any such communication must contain:

●	a representation that the stockholder is a holder of record of our capital stock;

●	the name and address, as they appear on our books, of the stockholder sending such communication; and

●	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

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AUDIT COMMITTEE REPORT*

The undersigned members of the Audit Committee of the Board of Directors of Amergent submit this report in connection with the committee’s review of the financial reports of the company for the fiscal year ended December 31, 2020 as follows:

1. The Audit Committee has reviewed and discussed with management the audited financial statements for Amergent for the fiscal year ended December 30, 2020.

2. The Audit Committee has discussed with representatives of Cherry Bekaert LLP, Amergent’s independent public accounting firm, the matters which are required to be discussed with them under the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3. The Audit Committee has discussed with representatives of Cherry Bekaert LLP, the independent public accounting firm, the auditors’ independence from management and Amergent has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by Cherry Bekaert LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2020 for filing with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors
Chairman and Audit Committee Financial Expert, Keith J. Johnson
J. Eric Wagoner

*       The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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Certain Relationships and Related Transactions

Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship between Amergent and one of our executive officers, directors, director nominees or 5% or greater stockholders (or their immediate family members), each of whom we refer to as a “related person,” in which such related person has a direct or indirect material interest. If a related person proposes to enter into such a transaction, arrangement or relationship, defined as a “related party transaction,” the related party must report the proposed related party transaction to our Chief Financial Officer. The policy calls for the proposed related party transaction to be reviewed and, if deemed appropriate, approved by the Governance Committee. The Board has determined all of the members of the Governance Committee are independent under the rules of the Nasdaq Stock Market, LLC. If practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Governance Committee will review, and, in its discretion, may ratify the related party transaction. Any related party transactions that are ongoing in nature will be reviewed annually at a minimum. The related party transactions listed below were reviewed by the full Board. The Governance Committee will review future related party transactions.

The following includes a summary of transactions since the beginning of fiscal 2020 or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to or better than terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Due to Related Parties

As of December 31, 2020 and December 31, 2019 the company owed amounts pursuant to non-interest-bearing loans from Chanticleer Investors, LLC. The amounts owed by the company are as follows:

	December 31, 2020	December 31, 2019

Chanticleer Investors, LLC	$0	$16,000
Total	$0	$16,000

The amount from Chanticleer Investors, LLC is related to cash distributions received from Chanticleer Investors, LLC’s interest in Hooters of America which is payable to the company’s co-investors in that investment.

Steven J. Hoelscher

Steven J. Hoelscher was appointed Chief Financial Officer on January 19, 2021. Mr. Hoelscher’s engagement with Amergent is on a part-time basis. Mr. Hoelscher serves as an officer of entities affiliated with Oz Rey, LLC (a related party and Amergent’s largest beneficial owner, which entity beneficially owning in excess 71% of Amergent’s outstanding common stock). Oz Rey, LLC holds a first priority secured note with a principal balance of $4,037,889, guaranteed by all of Amergent’s subsidiaries. Mr. Hoelscher serves as (a) a Manager and also the Chief Financial Officer of Oz Rey, LLC; (b) Chief Financial Officer of Mastodon Ventures, Inc., an affiliate of Oz Rey, LLC; and (c) as Manager and Chief Financial Officer of MV Amanth LLC and its subsidiaries, also affiliates of Oz Rey, LLC. Mr. Hoelscher may engage in other positions and pursuits from time to time during his employment; provided however, Mr. Hoelscher will notify the company in advance of accepting new positions or embarking on new pursuits.

Indemnification Agreements

The company has entered into indemnification agreements with each of its current directors and executive officers. These agreements will require the company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The company also intends to enter into indemnification agreements with its future directors and executive officers.

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EXECUTIVE OFFICERS

Name	Age	Position

Michael D. Pruitt	61	Chairman and Chief Executive Officer

Frederick L. Glick	56	President

Steven J. Hoelscher	62	Chief Financial Officer

Biographies for Mr. Pruitt and Mr. Glick are included with the director profiles above Mr. Pruitt and Mr. Glick were appointed to their respective positions concurrently with the Merger and Spin-Off.

Steven J. Hoelscher was appointed Chief Financial Officer on January 19, 2021. Mr. Hoelscher is a Certified Public Accountant and has 40 years of accounting and auditing experience. Prior to joining the company, Mr. Hoelscher was and continues to be the Chief Financial Officer for Mastodon Ventures, Inc., a strategic restaurant advisory firm in Austin, Texas since June 2000. Mr. Hoelscher oversaw investments in a number of companies owning a variety of restaurant assets including over 100 KFC restaurants, and various other fast casual, casual, fine dining, franchisee and franchisor concepts. Mr. Hoelscher previously occupied the roles Chief Financial Officer and Chief Accounting Officer at two public companies, serving as Chief Financial Officer and a member of the Board of Directors of Anpath Group Inc., from 2006 to 2015, and as Chief Financial Officer on part-time basis for Enxnet Inc., from 2004 to 2019. Mr. Hoelscher also served as controller and Chief Accounting Officer for Aperian from 1996 to 2000. Mr. Hoelscher serves on several boards of directors for non-profit organizations. He received a Bachelor of Business Administration Degree from West Texas A&M University.

Mr. Hoelscher’s engagement with Amergent is on a part-time basis. Mr. Hoelscher serves as an officer of entities affiliated with Oz Rey, LLC (a related party and Amergent’s largest beneficial owner, which entity beneficially owning in excess 71% of Amergent’s outstanding common stock). Oz Rey, LLC holds a first priority secured note with a principal balance of $4,037,889, guaranteed by all of Amergent’s subsidiaries. Mr. Hoelscher serves as (a) a Manager and also the Chief Financial Officer of Oz Rey, LLC; (b) Chief Financial Officer of Mastodon Ventures, Inc., an affiliate of Oz Rey, LLC; and (c) as Manager and Chief Financial Officer of MV Amanth LLC and its subsidiaries, also affiliates of Oz Rey, LLC. Mr. Hoelscher may engage in other positions and pursuits from time to time during his employment; provided however, Mr. Hoelscher will notify the company in advance of accepting new positions or embarking on new pursuits.

Legal Proceedings

To the best of our knowledge, none of our executive officers or directors are parties to any material proceedings adverse to Amergent, have any material interest adverse to Amergent or have, during the past ten years been subject to legal or regulatory proceedings required to be disclosed hereunder.

Family Relationships

There are no family relationships between any of our executive officers and directors.

Code of Ethics

Our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer, are bound by a Code of Ethics that complies with Item 406 of Regulation S-B of the Exchange Act. Our Code of Ethics is posted on our website at https://ir.amergenthg.com/corporate-governance/governance-document. If Amergent makes any substantive amendments to the Code of Ethics or grants any waiver, including any implicit waiver from a provision of the Code of Ethics, the company will disclose the nature of such amendments or waiver on its website or in a current report on Form 8-K.

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EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The information included in the Summary Compensation Table below reflects compensation earned from Amergent during the fiscal years ended December 31, 2020 and 2019 by each person serving in capacities of a “Named Executive Officer”.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	All Other Compensation	Total
Michael D. Pruitt (1)	2020	$287,003	-	-	-	$287,003
Chief Executive Officer	2019	$264,997	-	-	-	$264,997

Frederick L. Glick (2)	2020	$260,291	-	-	-	$260,291
President	2019	$247,554	-	-	-	247,554

Patrick Harkleroad (3)	2020	$160,961	-	-	-	$160,961
Chief Financial Officer	2019	$152,462	-	-	-	$152,462

(1)	Mr. Pruitt sat on the Hooters of America, LLC board of directors until July 2019. The company received annual payments of $100,000 from Hooters of America, LLC while Mr. Pruitt served on its board.
(2)	Mr. Glick was appointed to serve as President effective November 16, 2018.
(3)	Mr. Harkleroad was appointed to serve as Chief Financial Officer effective January 21, 2019 and resigned effective December 31, 2020.

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Employment Agreements

Frederick L. Glick, President

Mr. Glick’s at-will employment agreement continues through December 31, 2020, at which point it renews automatically for additional one-year terms unless terminated by either Amergent or Mr. Glick with or without notice, and with or without cause, pursuant to the terms of the agreement. Pursuant to the agreement, Mr. Glick receives a base salary at the rate of $250,000 per year. The agreement contains confidentiality, invention assignment and non-solicitation covenants. Mr. Glick is also entitled to participate in customary benefits that the company offers to its executive officers. If Mr. Glick is terminated without cause or resigns with good reason, he will be entitled to 12 months of severance benefits. If Mr. Glick is terminated or resigns within 12 months of a “Change of Control”, he will be entitled to 12 months of severance benefits. “Change in Control” as used in Mr. Glick’s employment agreement means any (i) any individual, entity or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1933) (a “Person”), excluding Oz Rey LLC, its affiliates or assigns, acquires beneficial ownership, directly or indirectly (within the meaning of Rule 13d-3 promulgated under the Exchange Act) (a “Beneficial Owner”), of more than fifty percent of the combined voting power of the then issued and outstanding shares of the voting common stock of the company (the “Voting Stock”), (ii) the occurrence of a merger, consolidation, reorganization, share exchange or similar corporate transaction, whether or not the company is the surviving corporation, other than a transaction which would result in the Voting Stock outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent of the voting stock of the company or such surviving entity immediately after such transaction, or (iii) the sale, transfer or disposition of all or substantially all of the business and assets of the company to any third party that is not an affiliate of the company sharing common control.

Steven J. Hoelscher, Chief Financial Officer

On February 4, 2021 we entered into an at will employment agreement and non-solicitation and confidentiality agreement with Steven J. Hoelscher, which agreements govern the terms of the engagement of Mr. Hoelscher as Amergent’s new Chief Financial Officer. Either party may terminate the employment agreement with or without cause and with or without advance notice, at any time. Mr. Hoelscher receives a base salary of $120,000 and has the opportunity to earn an annual bonus of $30,000 based on metrics to be determined by the Board of Amergent. The non-solicitation and confidentiality agreement contains customary restrictions on the use of confidential information, protecting Amergent’s trade secrets, as well as protective covenants governing non-solicitation of customers and employees and restricting interference with Amergent’s business.

Patrick Harkleroad, Former Chief Financial Officer

Mr. Harkleroad’s at-will employment agreement was terminated December 31, 2020.

Under his employment agreement, Mr. Harkleroad received a base salary at a rate of $155,000 per year. The agreement contained confidentiality, invention assignment and non-solicitation covenants. Mr. Harkleroad was also be entitled to participate in customary benefits that the company offers to its executive officers.

On March 26, 2021, we entered into a separation and release agreement with Mr. Harkleroad. Pursuant to the Agreement, Mr. Harkleroad will be paid $15,000 for transition services through March 31, 2021. Amergent reaffirmed its indemnification obligations to Mr. Harkleroad in the Agreement, pursuant to the terms of that certain Indemnification Agreement by and between the parties dated July 10, 2020. The Agreement also contains customary general releases by the parties as well as confidentiality, non-disparagement and cooperation provisions.

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Change-in-Control Provisions

Except as described above concerning Frederick L. Glick’s employment agreement, no other officers have agreements with change-in-control provisions.

Outstanding Equity Awards at Fiscal Year-End

None.

DIRECTOR COMPENSATION

Director Compensation Table

The following table reflects compensation earned for services performed in 2020 by members of Amergent’s Board who were not employees; provided however Amergent has agreed to assume any accrued and unpaid fees. Any director who is also an employee, such as Mr. Pruitt, does not receive any compensation for service as a director. The compensation received by Mr. Pruitt as an employee is shown above in the Summary Compensation Table. Amergent reimbursed all directors for expenses incurred in their capacity as directors.

Name	Director Fees Earned or Paid in Cash (1)	Stock Awards	Option Awards	Total

Keith J. Johnson	$28,000	-	-	$28,000

Neil G. Kiefer	$28,000	-	-	$28,000

J. Eric Wagoner	$28,000	-	-	$28,000

(1)	Director fees earned in 2020 are accrued and unpaid.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security ownership of certain beneficial owners and management

To our knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of November 22, 2021 by:

●	each person known by the company to beneficially own more than 5% of the outstanding shares of the common stock;
●	each of our Named Executive Officers;
●	each of our directors; and
●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the determination date. Unless otherwise indicated, the address for those listed below is c/o Amergent Hospitality Group Inc., PO Box 460695 Charlotte, NC 28247. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying warrants, options or other convertible securities held by such persons that are exercisable within 60 days of November 22, 2021, but excludes shares of common stock underlying warrants, options or other convertible securities held by any other person. The number of shares of common stock issued and outstanding as of November 22, 2021, was 15,706,735. Except as noted otherwise, the amounts reflected below are based upon information provided to the company and filings with the SEC.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

Michael D. Pruitt (1)	94,367	*
Frederick L. Glick (2)	550,764	*
Stephen Hoelscher	0	*
Keith J. Johnson	45,569	*
Neil G. Kiefer (3)	40,091	*
J. Eric Wagoner (4)	41,336	*
Directors and Executive Officers as a Group (6 persons)	772,127	4.78%

* less than 1%

(1) Includes 37,529 shares held directly by Mr. Pruitt’s individual IRA account; 21,876 shares held directly, and 34,962 shares held directly by Avenel Financial Group. Mr. Pruitt exercises voting and dispositive control over these shares.

(2) Includes 450,000 shares issuable upon exercise of options, 80,000 shares held directly and 20,754 shares held directly by Mr. Glick’s individual IRA account. Mr. Glick exercises voting and dispositive control over these shares.

(3) Includes 2,000 shares held directly by Mr. Kiefer’s individual IRA account. Mr. Kiefer exercises voting and dispositive control over these shares.

(4) Includes 10,690 shares held directly by Mr. Wagoner’s individual IRA account. Mr. Wagoner exercises voting and dispositive control over these shares.

EQUITY COMPENSATION PLAN INFORMATION

The company did not have an equity compensation plan as of December 31, 2020.

DELiNQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities.

To our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to Amergent under 17 CFR 240.16a-3(e) during our fiscal year ended December 31, 2020 none of our officers or directors filed late Forms 3 or 4. None of our officers or directors filed Form 5.

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PROPOSAL No. 2	Approval of Amergent Hospitality Group Inc. 2021 Equity Incentive Plan

Why We Are Requesting Stockholder Approval of the 2021 Equity Incentive Plan

We are asking stockholders to approve the Amergent Hospitality Group Inc. 2021 Equity Incentive Plan, which we refer to as the 2021 Plan. We are recommending that stockholders approve the 2021 Plan because we believe that the 2021 Plan will be essential to our continued success by allowing the company to provide incentives to attract and retain key employees, non-employee directors, and consultants and align their interests with those of our stockholders. Our Board believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability. We believe that stock-based compensation programs are central to this objective.

Stockholders are being asked to approve the 2021 Plan to authorize the issuance of up to 2,000,000 shares of our common stock pursuant to awards under the 2021 Plan and to authorize the grant of stock options that qualify for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code. On November 26, 2021, upon the recommendation of the Compensation Committee, and subject to stockholder approval, the Board adopted the 2021 Plan. We do not have any other stockholder approved plans currently in effect.

If stockholders approve this Proposal No. 2, subject to adjustment in the event of stock splits and other events, awards may be made under the 2021 Plan for up to the sum of 2,000,000 shares of common stock.

Accordingly, our Board of Directors believes adoption of the 2021 Plan is in the best interests of the company and its stockholders and recommends a vote “FOR” the approval of the 2021 Plan.

Eligible Participants

Persons eligible to receive awards under the 2021 Plan include officers or employees of the company, directors of the company, and certain consultants and advisors to the company. Currently, approximately 9 non-executive officers and employees of the company, 3 executive officers, no consultants and each of the 3 members of the Board who are not employed by the company are considered eligible under the 2021 Plan.

Plan Highlights

The 2021 Plan contains provisions that are intended to protect the interests of our stockholders in a manner consistent with our compensation philosophy, including the following:

1tock Subject to the 2021 Plan: The maximum number of shares of common stock that may be covered by awards granted under the 2021 Plan shall not exceed 2,000,000 shares of common stock in the aggregate.*
No Evergreen Provision: Shares authorized for issuance under the 2021 Plan are not automatically replenished.
No “Liberal” Change-in-Control Definition: The 2021 Plan does not provide a “liberal” change in control definition, which means that a change in control must actually occur in order for the change-in-control provisions in the 2021 Plan to be triggered.
No Liberal Share Recycling: The 2021 Plan prohibits “liberal share recycling”, which means that shares used to pay the exercise price of a stock option, shares used to satisfy a tax withholding obligation with respect to any award and shares subject to cash-settled awards will not be added back to the 2021 Plan.
No Discounted Stock Options: The 2021 Plan does not permit the use of “discounted” stock options.
No Repricing of Stock Options: The 2021 Plan does not permit the “repricing” of stock options without stockholder approval. This includes a prohibition on cash buyouts of underwater options.
Administered by Independent Committee: The 2021 Plan is administered by the Compensation Committee of the Board comprised of independent directors.
Limitation on Incentive Stock Option Grants: Out of such aggregate, the maximum number of shares of common stock that may be covered by options that are designated as “incentive stock options” within the meaning of section 422 of the Code shall not exceed 2,000,0000 shares of common stock.*
Individual Award Limits: The maximum number of shares of common stock that may be covered by stock incentive awards granted under the 2021 Plan to any participant in any calendar year shall not exceed 500,000 shares.*
Non-Employee Director Limits: The maximum number of shares of common stock that may be covered by stock incentive awards granted under the 2021 Plan to any non-employee director in any calendar year shall not exceed 500,000 shares.*
No Pledging: Pledging of stock incentive awards is prohibited under the 2021 Plan.

*Subject to adjustments in capital structure as provided in the 2021 Plan.

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A summary of the material terms of the 2021 Plan is provided below, and the complete text of the 2021 Plan is attached as Appendix A to this Proxy Statement. The following summary of the 2021 Plan does not purport to be complete and is qualified in its entirety by reference to the terms of the 2021 Plan document.

Summary of the Plan

Awards and Term of the Plan

Awards granted under the 2021 Plan may be in the form of stock options (which may be incentive stock options or nonqualified stock options) or other stock-based awards, such as stock appreciation rights (or “SARs”), restricted stock, restricted stock units and performance shares. No awards may be made under the 2021 Plan after November 26, 2031, or such earlier date as the Board of Directors may terminate the 2021 Plan.

Administration

The Plan will be administered by the Compensation Committee of our Board, or by such other committee or subcommittee as may be appointed by our Board, and which consists entirely of two or more individuals who are “nonemployee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and “independent directors” within the meaning of applicable stock exchange rules. The Compensation Committee can make rules and regulations and establish such procedures for the administration of the 2021 Plan as it deems appropriate and may delegate any of its authority to one or more directors or employees, to the extent permitted by applicable laws.

Eligibility

The 2021 Plan provides for awards to our officers and employees, non-employee directors and consultants of the company and our subsidiaries who are selected by the Compensation Committee, except that incentive stock options may only be granted to employees. It is currently anticipated that approximately 9 non-executive officers and employees of the company, 3 executive officers, no consultants and each of the 3 members of the Board who are not employed by the company will be eligible to receive awards under the 2021 Plan, at the discretion of the Compensation Committee.

Shares Available

The maximum number of shares of our common stock that may be issued or transferred pursuant to awards under the 2021 Plan is 2,000,000 shares. The 2021 Plan’s share reserve is subject to adjustment in certain circumstances as described below. Shares issued under the 2021 Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing. Out of such aggregate, the maximum number of shares of common stock that may be covered by options that are designated as “incentive stock options” within the meaning of section 422 of the Code shall not exceed 2,000,0000 shares of common stock. The maximum number of shares of common stock that may be covered by stock incentive awards granted under the 2021 Plan to any participant in any calendar year shall not exceed 500,000 shares. The maximum number of shares of common stock that may be covered by stock incentive awards granted under the 2021 Plan to any non-employee director in any calendar year shall not exceed 500,000 shares. Share limits are subject to adjustment in certain circumstances as described below.

Shares underlying awards that terminate or are forfeited, cancelled or surrendered without the issuance of shares generally will not be counted against the number of shares available for issuance under the 2021 Plan. However, shares subject to awards that are settled in cash, shares used to pay the exercise price of stock options and shares used to pay withholding taxes upon exercise, vesting or payment of an award, will not be added back to the share reserve under the 2021 Plan.

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Stock Options

Subject to the terms and provisions of the 2021 Plan, options to purchase shares may be granted to eligible individuals at any time and from time to time as determined by the Compensation Committee. Options may be granted as incentive stock options or as nonqualified stock options. Of the shares available for issuance under the Plan, 2,000,000 may be issued pursuant to incentive stock options. The Compensation Committee will determine the number of options granted to each recipient. Each option grant will be evidenced by an award agreement that specifies whether the options are intended to be incentive stock options or nonqualified stock options and such additional limitations, terms and conditions as the Compensation Committee may determine.

The exercise price for each stock option may not be less than 100% of the fair market value of a share on the date of grant, and each stock option shall have a term no longer than 10 years. As of November 24, 2021, the closing price of our common stock as reported on The OTCQX was $0.3499 per share. Stock options granted under the 2021 Plan may be exercised by such methods and procedures as determined by the Compensation Committee from time to time.

The grant of a stock option does not accord the recipient any of the rights of a stockholder, and such rights accrue only after the exercise of the stock option and the registration of shares in the recipient’s name.

Stock Appreciation Rights

The Compensation Committee in its discretion may grant SARs under the Plan. A SAR entitles the holder to receive from us upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR shall have a term no longer than 10 years.

We may make payment in settlement of the exercise of a SAR by delivering shares, cash or a combination of stock and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine.

Restricted Stock

Under the Plan, the Compensation Committee may grant or sell restricted stock to plan participants (i.e., shares that are subject to a substantial risk of forfeiture based on continued service and/or the achievement of performance objectives and that are subject to restrictions on transferability). Except for these restrictions and any others imposed by the Compensation Committee, upon the grant of restricted stock, the recipient will have rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock and to receive dividends and other distributions paid or made with respect to the restricted stock, except that any dividends with respect to unvested restricted stock will be accumulated or reinvested in additional restricted stock until the vesting of the award. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted stock. Each award of restricted stock will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Compensation Committee may determine.

Restricted Stock Units

Under the Plan, the Compensation Committee may grant or sell restricted share units to participants. Restricted stock units constitute an agreement to deliver shares of our common stock (or an equivalent value in cash) to the participant at the end of a specified restriction period and subject to such other terms and conditions as the Compensation Committee may specify. Restricted stock units are not shares of common stock and do not entitle the recipients to any of the rights of a stockholder. Restricted stock units will be settled, in cash or shares, in an amount based on the fair market value of a share on the settlement date. Each restricted stock unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, which may include restrictions based upon the achievement of performance objectives.

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Performance Shares

Other stock-based awards granted under the plan may include performance shares, which are restricted stock units that vest based on the achievement of performance goals specified in the applicable award agreement. Performance shares may be settled in shares or cash, as specified in the award agreement which may additional such limitations, terms and conditions, as the Compensation Committee may determine.

Performance Objectives

The 2021 Plan provides that performance objectives may be established by the Compensation Committee in connection with any award granted under the 2021 Plan. Performance objectives may relate to the performance of the company or one or more divisions, departments, units, functions, product lines or products, or the performance of an individual participant.

Change in Control

The Compensation Committee retains discretion under the Plan to determine the treatment of outstanding awards in connection with a change in control of the company. For example, the Compensation Committee may cause awards granted under the Plan to vest upon a change in control, may cancel awards in exchange for a payment of cash (or without a payment, in the case of stock options or SARs with an exercise price that exceeds fair market value), or may cause awards to be continued or substituted in connection with a change in control.

For purposes of the Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the company’s common stock, (b) the acquisition within a twelve-month period of 30% or more of the company’s common stock, (c) the replacement of a majority of the Board of Directors, within a twelve-month period, by directors whose election was not endorsed by the incumbent Board of Directors, or (d) the acquisition of all or substantially all of the company’s assets. The full definition of “change in control” is set out in the Plan.

Forfeiture and Recoupment of Awards

Awards granted under the 2021 Plan may be subject to forfeiture or recoupment as provided pursuant to any compensation recovery (or “clawback”) policy that the company may adopt or maintain from time to time.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee will adjust the number and kind of shares that may be delivered under the Plan, the number and kind of shares subject to the limits on awards to individual participants under the 2021 Plan, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its discretion, make such an equitable, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Compensation Committee, we will always round down to a whole number of shares subject to any award. Moreover, in the event of any such transaction or event, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

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Transferability

Except as the Compensation Committee otherwise determines, awards granted under the Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Compensation Committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative. Any award made under the Plan may provide that any shares issued pursuant to the award will be subject to further restrictions on transfer.

Amendment; Prohibition on Repricing

The Board may amend, alter or discontinue the Plan at any time, with stockholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without his or her consent, except for amendments made to cause the 2021 Plan to comply with applicable law, stock exchange rules or accounting rules.

Except in connection with a corporate transaction, no award may be amended or otherwise subject to any action that would be treated as a “repricing” of such award, unless such action is approved by our stockholders.

Certain U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2021 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not address all of the tax considerations that may apply in light of the circumstances of a particular participant under the 2021 Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Nonqualified Stock Options. A participant will not recognize taxable income at the time of grant of a non-qualified stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price.

Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price.

Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by us.

Restricted Stock. A participant will not recognize taxable income at the time of grant of restricted stock, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock.

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Restricted Stock Units. A participant will not recognize taxable income at the time of grant of a restricted stock unit award. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by us.

Performance Shares. Generally, participants will recognize taxable income at the time of at the time of settlement of performance share awards (with the amount of income recognized generally being equal to the amount of cash and the fair market value of any shares delivered under the award).

Tax Deductibility of Compensation Provided under the Plan. When a participant recognizes ordinary compensation income as a result of an award granted under the Plan, the company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

For example, Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1 million per year payable to certain covered employees of a public company, and the Tax Cuts and Jobs Act, which was enacted on December 22, 2017, expanded the scope of Section 162(m) in several respects, including by repealing an exemption from the $1 million deduction limit for “qualified performance-based compensation,” generally effective for taxable years beginning after December 31, 2017. As a result, except as otherwise permitted pursuant to applicable transition rules, compensation paid in 2018 or a later fiscal year to one of our covered employees generally will not be deductible by the company to the extent that it exceeds $1 million.

Further, to the extent that compensation provided under the Plan may be deemed to be contingent upon a change in control, a portion of such compensation may be non-deductible by the company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code. However, the company does not warrant the tax treatment of any award under Section 409A or otherwise.

Registration with the SEC

The company intends to file a Registration Statement on Form S-8 relating to the issuance of shares under the 2021 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, after approval of the 2021 Plan by the company’s stockholders.

New Plan Benefits

Because it is within the discretion of the Compensation Committee to determine which employees, non-employee directors and consultants will receive awards and the amount and type of such awards, it is not presently possible to determine the total number of individuals to whom awards will be made in the future under the 2021 Plan or the amount of such awards.

In the fiscal year ending December 31, 2020, our Named Executive Officers did not exercise any option awards and they did not receive stock awards.

In the fiscal year ending December 31, 2020, the Board upon recommendation of the compensation committee, granted and issued the following equity pursuant to Frederick L. Glick’s Amended and Restated Employment Agreement effective July 1, pursuant to the 2021 Inducement Plan, as amended, more specifically as follows:

●	Fifty thousand (50, 000) unrestricted shares of the Corporation’s common stock, $0.0001 par value (shares of the Corporation’s common stock referred to herein as “Shares”);

●	Fully vested 5-year stock options to purchase 150,000 shares at an exercise price of $2.50 per Share; and

●	5-year stock options to purchase an aggregate of 300,000 Shares, 100,000 of which are exercisable at $0.56 per Share, 100,000 of which are exercisable at $0.81 per Share, and 100,000 of which are exercisable at $1.08 per Share. These option awards vest in twelve equal installments, the first installment vesting immediately and the remaining installments vesting on each of October 1, 2021, January 1, 2022, April 1, 2022, July 1, 2022, October 1, 2022, January 1, 2023, April 1, 2023, July 1, 2023, October 1, 2023, January 1, 2024, and April 1, 2024. These option awards further vest based on exercise price, with lower priced options vesting first.

Amergent issued an unrestricted stock award agreement and nonstatutory option award agreements to Frederick L. Glick evidencing the grants. Previously, the Board increased the 2021 Inducement Plan (“Plan”) to reserve 500,000 shares of common stock for grants to Mr. Glick under his agreement. The plan was registered on Form S-8 on August 2, 2021.

Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote is required for approval of the 2021 Plan.

The Board unanimously recommends a vote “FOR” approval of this Proposal No. 2, for the approval of the Amergent Hospitality Group Inc.’s 2021 Equity Incentive Plan.

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PROPOSAL NO. 3 –	Ratification of the appointment of Cherry Bekaert LLP. as independent registered public accounting firm for the fiscal year ending December 31, 2021

The audit committee has reappointed Cherry Bekaert LLP (“Cherry”) to audit our consolidated financial statements for the fiscal year ending December 31, 2021. A representative from Cherry is not expected to be present at the annual meeting.

Although stockholder ratification of the appointment is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of Cherry is not approved by the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter, the audit committee will consider the appointment of another independent registered public accounting firm for fiscal 2022.

Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote on this matter is required for the election of directors. is required to ratify the appointment of Cherry as independent registered public accounting firm.

The Board unanimously recommends a vote “FOR” Proposal No. 3, ratification of the appointment of Cheery Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

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Independent Registered Public Accounting Firm Fee Information

The following table summarizes the fees for professional services rendered by Cherry Bekaert LLP, the company’s (and Chanticleer Holdings Inc.’s prior to the merger and spin-off) independent registered public accounting firms, for each of the respective last two fiscal years:

Fee Category	2020	2019
Audit Fees	$512,033	$292,905
Audit-Related Fees	67,650	69,300
Tax Fees	0	11,500
Total Fees	$578,683	$373,705

Audit Fees

Represents fees for professional services provided in connection with the audit of the company’s annual consolidated financial statements and reviews of the company’s quarterly interim consolidated and combined financial statements.

Audit-Related Fees

Fees related to review of registration statements and statutory audits.

Tax Fees

Tax fees are associated with advice.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee is required to review and approve the proposed retention of independent auditors to perform any proposed auditing and non-auditing services as outlined in its charter. The Audit Committee has not established policies and procedures separate from its charter concerning the pre-approval of auditing and non-auditing related services. As required by Section 10A of the Exchange Act, our Audit Committee has authorized all auditing and non-auditing services provided by Cherry Bekaert LLP during 2020 and 2019 and the fees paid for such services. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for the company if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining Cherry Bekaert LLP’s independence and has determined that such services for fiscal years 2020 and 2019 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

The Audit Committee is responsible for reviewing and discussing the audited consolidated financial statements with management, discussing with the independent registered public accountants the matters required by Public Company Accounting Oversight Board Auditing Standard No. 1301 Communications with Audit Committees, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board that the audited consolidated financial statements be included in the company’s Annual Report on Form 10-K.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. Accordingly, 100% of audit services and non-audit services described above were pre-approved by the Audit Committee.

There were no hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

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PROPOSAL 4:	Advisory Vote on Compensation of our Named Executive Officers (Say-on-Pay)

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934. As required pursuant to Section 14A of the Exchange Act, Proposal No. 5 is a non-binding, advisory proposal on the compensation that we paid to our Named Executive Officers for the fiscal year ended December 31, 2020. The Board is providing stockholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers. This proposal, commonly known as a “say-on-pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse our fiscal 2020 executive compensation programs and policies and the compensation paid to our Named Executive Officers for the fiscal year ended December 31, 2020.

We believe in the power of open disclosure and know the only way to build and strengthen our reputation and our company is through honesty and trust. In connection with that belief and as required by SEC rules, we are asking our stockholders to approve, on an advisory basis, the compensation that we paid to our Named Executive Officers for the fiscal year ended December 31, 2020.

As discussed in in this Proxy Statement, the Compensation Committee’s compensation objectives are to attract and retain highly qualified individuals with a demonstrated record of achievement, reward past performance, provide incentives for future performance and align the interests of the Named Executive Officers with the interests of our stockholders. The Board is asking stockholders to support this proposal based on the disclosure set forth in these sections of this Proxy Statement, which, among other things, demonstrate:

●	our commitment to ensuring executive compensation is aligned with our corporate strategies and business objectives and competitive with those of other companies in our industry;

●	the design of our compensation programs is intended to reward our Named Executive Officers for the achievement of key strategic and financial performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals; and

●	our strong emphasis on the alignment of the incentives of our Named Executive Officers with the creation of increased stockholder value.

The Board is asking stockholders to cast a non-binding, advisory vote “FOR” the compensation paid to our Named Executive Officers for the fiscal year ended December 31, 2020 as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure under the heading “Executive Compensation” included in this Proxy Statement. Accordingly, we are asking our stockholders to approve the following advisory resolution at our 2021 Annual Meeting:

“RESOLVED, that the stockholders of Amergent Hospitality Group Inc., hereby approve, on an advisory basis, the compensation paid to the company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosure under the heading “Executive Compensation” contained in the company’s 2021 Proxy Statement for the 2021 Annual Meeting of Stockholders, for the fiscal year ended December 31, 2020.”

The say-on-pay vote is advisory, and, therefore, not binding on us, our Board or our Compensation Committee. Notwithstanding the advisory nature of this vote, the resolution will be deemed approved and passed on an advisory basis with the affirmative vote of a majority of the votes cast at the Annual Meeting. Our Board and our Compensation Committee value the opinions that our stockholders express in their votes and will consider the outcome of this vote when considering future executive compensation arrangements as they deem appropriate.

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The Board unanimously recommends that stockholders vote “FOR” Proposal No. 4, adoption of the resolution approving the compensation of our Named Executive Officers, as disclosed in the Executive Compensation section of this Proxy Statement.

PROPOSAL NO. 5 –	Say-on-Frequency

Background

The Dodd-Frank Act enables our stockholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our named executive officers. Stockholders have the option of recommending a frequency vote every year, every two years, or every three years or abstaining from making a recommendation.

Summary and Board Recommendation

In Proposal 5, we are asking stockholders to cast an advisory say-on-pay vote to approve the compensation that we paid in the fiscal year ended December 31, 2020 to our Named Executive Officers, as disclosed in this Proxy Statement. In accordance with Section 14A of the Exchange Act, the Board is asking stockholders in this Proposal No. 5 to cast a non-binding, advisory vote on how frequently we should have say-on-pay votes. Stockholders will be able to mark the enclosed proxy card or voting instruction form on whether to hold say-on-pay votes every one, two or three years or, alternatively, to abstain from casting such an advisory vote and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.

After consideration of the frequency alternatives, the Board believes it is in the best interests of our stockholders to recommend that an advisory vote on compensation for our Named Executive Officers be conducted every three years. In making its determination to recommend that our stockholders vote for a frequency of every three years, the Board determined that such advisory vote on executive compensation will provide our stockholders with sufficient time to evaluate the effectiveness of our executive compensation philosophy, policies, and practices in the context of long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results; and that an advisory vote every three years will also permit our stockholders to observe and evaluate the impact of any changes in our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. This vote, like the say-on-pay vote itself, is not binding on us, our Board or our Compensation Committee. However, if a plurality of votes is cast in favor of an interval other than three years, the Board and the Compensation Committee intends to evaluate the frequency with which an advisory say-on-pay vote will be submitted to stockholders in the future.

The Board unanimously recommends that stockholders vote “THREE YEARS” on Proposal No. 5 to determine the frequency of Say-on-Pay.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This practice, known as “householding”, is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement or Notice of Internet Availability of Proxy Materials from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our Proxy Statement and annual report or Notice of Internet Availability of Proxy Materials has been sent to your address.

We will promptly deliver separate copies of our Proxy Statement and annual report at the request of any stockholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to Amergent Hospitality Group Inc., Post Office Box 470695, Charlotte, North Carolina 28247, attention: Michelle Arcidiacono, Secretary, Amergent Hospitality Group Inc., or by telephone at (704) 366-5122.

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ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including our audited financial statements) filed with the SEC may be obtained without charge by writing to Amergent Hospitality Group Inc., Post Office Box 470695, Charlotte, North Carolina 28247, attention: Michelle Arcidiacono, Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2020 and certain other related financial and business information are contained in our 2020 Annual Report to Stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

STOCKHOLDER PROPOSALS FOR NEXT YEAR’s ANNUAL MEETING

Stockholder proposals for inclusion in our proxy statement: If a stockholder wishes to present a proposal to be included in our proxy statement and form of proxy for the 2022 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Securities Exchange Act Rule 14a-8. One of the requirements is that the proposal be received by our Secretary no later than August 1, 2022, which is 120 calendar days before November 29, 2022 - the anniversary date of this Proxy Statement was released to stockholders in connection with the 2021 Annual Meeting. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on December 30, 2021, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals we receive after that date will not be included in the proxy statement for the 2022 Annual Meeting of Stockholders.

Other stockholder proposals: A stockholder proposal not included in our proxy statement for the 2022 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our bylaws. The bylaws provide that we must have received the stockholder’s notice no more than 120 days in advance of the one-year anniversary of the date of the previous year’s Annual Meeting of Stockholders. To be timely, a stockholder proposal not included in our proxy statement for the 2022 Annual Meeting of Stockholders must be received by our Secretary no later than September 1, 2022, provided, however, that if the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, such notice will be timely only if so delivered or mailed and received no later than the later of one hundred twenty (120) days prior to the date of the meeting or ten (10) days after the first public announcement of the date of the annual meeting. Except to the extent otherwise required by law, the adjournment of a meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as describe above. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure and provisions of our bylaws.

We urge stockholders to submit all proposals by Certified Mail - Return Receipt Requested. Stockholder proposals should be sent to Amergent Hospitality Group Inc., Post Office Box 470695, Charlotte, North Carolina 28247, attention: Michelle Arcidiacono, Secretary.

STOCKHOLDER ADVISORY VOTES

The next stockholder advisory vote on the compensation paid to our Named Executive Officers will occur at our 2024 annual meeting, unless changed by the Board as a result of this year’s say-on-frequency proposal. The next stockholder advisory vote on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers will occur at our 2027 annual meeting.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board does not intend to present for action at this annual meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the annual meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Securities Transfer Corporation:

Securities Transfer Corporation

Attention: Issuer Services, Veronica Avila

vavila@stctransfer.com

W: 469-633-0101, Ext 117

Central Time Zone

By Order of the Board of Directors,

/s/ Michael D. Pruitt
Michael D. Pruitt
Chairman

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APPENDIX A

Amergent Hospitality Group Inc. 2021 Equity Incentive Plan

1. Purpose of the Plan

This Plan is intended to promote the interests of the Company (as defined below) and its shareholders by providing employees non-employee directors, consultants, and other selected service providers of the Company, who are largely responsible for the management, growth, and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company.

2. Definitions

As used in the Plan or in any instrument governing the terms of any award granted under the Plan, the following definitions apply to the terms indicated below:

(a) “Award Agreement” means a written agreement, in a form determined by the Committee from time to time, entered into by each Participant and the Company, evidencing the grant of a Stock Incentive Award under the Plan.

(b) “Board of Directors” means the Board of Directors of Amergent Hospitality Group Inc., a Delaware corporation.

(c) “Change in Control” means (i) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent of the total fair market value or total Voting Power of the stock of the Company; or (ii) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing thirty percent or more of the total Voting Power of the stock of the Company; or (iii) a majority of members of the Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of each appointment or election; or (iv) any one person, or more than one person acting as a group (as defined in Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For purposes of subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. The foregoing subsections (i) through (iv) shall be interpreted in a manner that is consistent with the Treasury Regulations promulgated pursuant to section 409A of the Code so that all, and only, such transactions or events that could qualify as a “change-in-control event” within the meaning of Treasury Regulation §1.409A-3(i)(5)(i) will be deemed to be a Change in Control for purposes of this Plan.

(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations, and administrative guidance issued thereunder.

(e) “Committee” means the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

(f) “Common Stock” means Amergent Hospitality Group Inc. common stock, $0.0001 par value per share, or any other security into which the common stock shall be changed pursuant to the adjustment provisions of Section 9. of the Plan.

(g) “Company” means Amergent Hospitality Group Inc., a Delaware corporation (and any successor thereto).

(h) “Effective Date” means November 25, 2021.

(i) “Employment” means the period during which an individual is classified or treated by the Company as an employee, non-employee director, consultant, or other service provider of the Company, as applicable.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” means, with respect to a share of Common Stock, as of the applicable date of determination or if the market is not open for trading on such date, the immediately preceding day on which the market is open for trading, the closing price as reported on the date of determination on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading (or if shares of Common Stock are then principally traded on a national securities exchange, in the reported “composite transactions” for such exchange). In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its sole discretion.

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(l) “Option” means a stock option to purchase shares of Common Stock granted to a Participant pursuant to

Section 6.

(m) “Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7.

(n) “Participant” means an employee, consultant or director of the Company who is eligible to participate in the Plan and to whom one or more Stock Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his successors, heirs, executors, and administrators, as the case may be.

(o) “Person” means a “person” as such term is used in section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of section 13(d)(3) under the Exchange Act.

(p) “Plan” means the 2020 Amergent Hospitality Group Inc. Equity Incentive Plan, as it may be amended from time to time.

(q) “Securities Act” means the Securities Act of 1933, as amended.

(r) “Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

(s) “Voting Power” means the number of votes available to be cast (determined by reference to the maximum number of votes entitled to be cast by the holders of Voting Securities, or by the holders of any Voting Securities for which other Voting Securities may be convertible, exercisable, or exchangeable, upon any matter submitted to shareholders where the holders of all Voting Securities vote together as a single class) by the holders of Voting Securities.

(t) “Voting Securities” means any securities or other ownership interests of an entity entitled, or which may be entitled, to matters submitted to Persons holding such securities or other ownership interests in such entity generally (whether or not entitled to vote in the general election of directors), or securities or other ownership interests which are convertible into, or exercisable in exchange for, such Voting Securities, whether or not subject to the passage of time or any contingency.

3. Stock Subject to the Plan

(a) Stock Subject to the Plan

The maximum number of shares of Common Stock that may be covered by Stock Incentive Awards granted under the Plan shall not exceed 2,000,000 shares of Common Stock in the aggregate. Out of such aggregate, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code shall not exceed 2,000,0000 shares of Common Stock. The maximum number of shares referred to in the preceding sentences of this Section 3.(a) shall in each case be subject to adjustment as provided in Section 9. and the following provisions of this Section 3. Of the shares described, one hundred percent may be delivered in connection with “full-value Awards,” meaning Stock Incentive Awards other than Options or stock appreciation rights. Any shares granted under Options or stock appreciation rights shall be counted against the share limit on a one-for-one basis and any shares granted as full-value Stock Incentive Awards shall be counted against the share limit on a one-for-one basis. Shares of Common Stock issued under the Plan may be authorized and unissued shares, treasury shares, shares purchased by the Company in the open market, or any combination of the preceding categories as the Committee determines in its sole discretion.

For purposes of the preceding paragraph, shares of Common Stock covered by Stock Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan; provided, however, that if a Stock Incentive Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with a Stock Incentive Award, the shares issued (if any) in connection with such settlement, the shares in respect of which the Stock Incentive Award was cash-settled, and the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, if shares of Common Stock are issued subject to conditions which may result in the forfeiture, cancellation, or return of such shares to the Company, any portion of the shares forfeited, cancelled or returned shall be treated as not issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with a Stock Incentive Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.

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Shares of Common Stock covered by Stock Incentive Awards granted pursuant to the Plan in connection with the assumption, replacement, conversion, or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger (within the meaning of Nasdaq Listing Rule 5635) shall not count as used under the Plan for purposes of this Section 3.

(b) Individual Award Limits

Subject to adjustment as provided in Section 8., the maximum number of shares of Common Stock that may be covered by Stock Incentive Awards granted under the Plan to any Participant in any calendar year shall not exceed 2,000,000 shares.

(c) Non-Employee Director Limits

Subject to adjustment as provided in Section 8., the maximum number of shares of Common Stock that may be covered by Stock Incentive Awards granted under the Plan to any non-employee director in any calendar year shall not exceed 500,000 shares.

4. Administration of the Plan

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under section 16 of the Exchange Act) and as “independent” as required by Nasdaq or any security exchange on which the Common Stock is listed, in each case if and to the extent required by applicable law or necessary to meet the requirements of such rule, section or listing requirement at the time of determination. The Committee shall, consistent with the terms of the Plan, from time to time designate those individuals who shall be granted Stock Incentive Awards under the Plan and the amount, type, and other terms and conditions of such Stock Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof, in which case the acts of such subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may also from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Stock Incentive Awards to persons who are not “executive officers” of the Company (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitations as the Committee may specify and to the requirements of section 157 of the Delaware General Corporation Law.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and any Award Agreement thereunder, and to adopt, amend, and rescind from time to time such rules and regulations for the administration of the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws, as the Committee may deem necessary or appropriate. Decisions of the Committee shall be final, binding, and conclusive on all parties. For the avoidance of doubt, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

The Committee may delegate the administration of the Plan to one or more officers or employees of the Company, and such administrator(s) may have the authority to execute and distribute Award Agreements, to maintain records relating to Stock Incentive Awards, to process or oversee the issuance of Common Stock under Stock Incentive Awards, to interpret and administer the terms of Stock Incentive Awards, and to take such other actions as may be necessary or appropriate for the administration of the Plan and of Stock Incentive Awards under the Plan, provided that in no case shall any such administrator be authorized (i) to grant Stock Incentive Awards under the Plan (except in connection with any delegation made by the Committee pursuant to the first paragraph of this Section 4.), (ii) to take any action inconsistent with section 409A of the Code, or (iii) to take any action inconsistent with applicable provisions of the Delaware General Corporation Law. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and, except as otherwise specifically provided, references in this Plan to the Committee shall include any such administrator. The Committee and, to the extent it so provides, any subcommittee, shall have sole authority to determine whether to review any actions and/or interpretations of any such administrator, and if the Committee shall decide to conduct such a review, any such actions and/or interpretations of any such administrator shall be subject to approval, disapproval, or modification by the Committee.

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On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s Employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code. Notwithstanding anything herein to the contrary, the Company shall not reprice any stock option (within the meaning of Nasdaq Listing Rule 5635(c) and any other formal or informal guidance issued by Nasdaq) without the approval of the shareholders of the Company, nor shall the Company purchase any underwater options for cash. No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission, or determination relating to the Plan, unless, in either case, such action, omission, or determination was taken or made by such member, director, or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. Eligibility

The Persons who shall be eligible to receive Stock Incentive Awards pursuant to the Plan shall be those employees non-employee directors, consultants and other selected service providers of the Company whom the Committee shall select from time to time, including officers of the Company, whether or not they are directors. Each Stock Incentive Award granted under the Plan shall be evidenced by an Award Agreement.

6. Options

The Committee may from time to time grant Options on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. The Award Agreement shall clearly identify such Option as either an “incentive stock option” within the meaning of section 422 of the Code or as a non-qualified stock option.

(a) Exercise Price

The exercise price per share of Common Stock covered by any Option shall be not less than one hundred percent of the Fair Market Value of a share of Common Stock on the date on which such Option is granted, other than assumptions in accordance with a corporate acquisition or merger as described in Section 3.

(b) Term and Exercise of Options

(1) Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on or after the date such Option is granted, subject to Approval as provided in Section 21.; provided, further that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration, or cancellation as provided in the Plan or the Award Agreement.

(2) Each Option shall be exercisable in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination, or cancellation of the remaining portion thereof.

(3) An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

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(c) Special Rules for Incentive Stock Options

(1) The aggregate Fair Market Value of shares of Common Stock with respect to which “incentive stock options” (within the meaning of section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or any of its “subsidiaries” (within the meaning of section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such stock option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such incentive stock options exceeds $100,000, then incentive stock options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of the Options which shall cease to constitute incentive stock options, incentive stock options granted hereunder shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged.

(2) Incentive stock options may only be granted to individuals who are employees of the Company. No incentive stock option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined Voting Power of all classes of stock of the Company or any of its “subsidiaries” (within the meaning of section 424 of the Code), unless (i) the exercise price of such incentive stock option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such incentive stock option is granted and (ii) such incentive stock option is not exercisable after the expiration of five years from the date such incentive stock option is granted.

7. Other Stock-Based Awards

The Committee may from time to time grant equity-based or equity-related awards not otherwise described herein in such amounts and on such terms as it shall determine, subject to the terms and conditions set forth in the Plan, including Approval requirement set forth in Section 21. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (i) involve the transfer of actual shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (ii) be subject to performance-based and/or service-based conditions, (iii) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units, or share-denominated performance units, and (iv) be designed to comply with applicable laws of jurisdictions other than the United States; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Common Stock that is specified at the time of the grant of such Stock Incentive Award.

8. Adjustment upon Certain Changes

Subject to any action by the shareholders of Company required by law, applicable tax rules or the rules of any exchange on which shares of common stock of Company are listed for trading:

(a) Shares Available for Grants

In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination, or exchange of shares or similar corporate change, the maximum aggregate number or type of shares of Common Stock with respect to which the Committee may grant Stock Incentive Awards, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code and the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Stock Incentive Awards to any individual Participant in any year and to any non-employee director shall be appropriately adjusted or substituted by the Committee. In the event of any change in the type or number of shares of Common Stock of Company outstanding by reason of any other event or transaction, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments to the type or number of shares of Common Stock with respect to which Stock Incentive Awards may be granted.

(b) Increase or Decrease in Issued Shares Without Consideration

In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall, to the extent deemed appropriate by the Committee, adjust the type or number of shares of Common Stock subject to each outstanding Stock Incentive Award and the exercise price per share of Common Stock of each such Stock Incentive Award.

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(c) Certain Mergers and Other Transactions

In the event of any merger, consolidation, or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, adjust each Stock Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Stock Incentive Award would have received in such merger or consolidation.

In the event of (i) a dissolution or liquidation of Company, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis), (iii) a merger, consolidation, or similar transaction involving Company in which the holders of shares of Common Stock receive securities and/or other property, including cash, the Committee shall, to the extent deemed appropriate by the Committee, have the power to:

(i) cancel, effective immediately prior to the occurrence of such event, each Stock Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Stock Incentive Award was granted an amount in cash, for each share of Common Stock subject to such Stock Incentive Award, equal to the value, as determined by the Committee, of such Stock Incentive Award, provided that with respect to any outstanding Option such value shall be equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

(ii) provide for the exchange of each Stock Incentive Award (whether or not then exercisable or vested) for a Stock Incentive Award with respect to (A) some or all of the property which a holder of the number of shares of Common Stock subject to such Stock Incentive Award would have received in such transaction or (B) securities of the acquiror or surviving entity and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price of the Stock Incentive Award, or the number of shares or amount of property subject to the Stock Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Stock Incentive Award was granted in partial consideration for the exchange of the Stock Incentive Award.

(d) Other Changes

In the event of any change in the capitalization of Company, corporate change, corporate transaction or other event other than those specifically referred to in Sections 9(a), (b) or (c), the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments in the number and class of shares subject to Stock Incentive Awards outstanding on the date on which such change occurs and in such other terms of such Stock Incentive Awards as the Committee deems appropriate.

(e) No Other Rights

Except as expressly provided in the Plan or any Award Agreement, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividends or dividend equivalents, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Stock Incentive Award.

(f) Savings Clause

No provision of this Section 8. shall be given effect to the extent that such provision would cause any tax to become due under section 409A of the Code.

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9. Change in Control; Termination of Employment

(a) Change in Control

Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for a Stock Incentive Award (or in which the Company is the ultimate parent corporation and does not continue the Stock Incentive Award), then immediately prior to the Change in Control: (i) those Options and stock appreciation rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, and (ii) the restrictions, other limitations and other conditions applicable to any Other Stock-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Stock-Based Awards or such other Awards shall become free of all restrictions, limitations, and conditions and become fully vested and transferable to the full extent of the original grant.

(b) Termination of Employment

(1) Except as to any awards constituting stock rights subject to section 409A of the Code, termination of Employment shall mean a separation from service within the meaning of section 409A of the Code, unless the Participant is retained as a consultant pursuant to a written agreement and such agreement provides otherwise. Without limiting the generality of the foregoing, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of Employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company. Furthermore, no payment shall be made with respect to any Stock Incentive Awards under the Plan that are subject to section 409A of the Code as a result of any such authorized leave of absence or absence in military or government service unless such authorized leave or absence constitutes a separation from service for purposes of section 409A of the Code and the regulations promulgated thereunder.

(2) The Award Agreement shall specify the consequences with respect to such Stock Incentive Awards of the termination of Employment of the Participant holding the Stock Incentive Awards.

(3) A Participant who ceases to be an employee of the Company but continues, or simultaneously commences, services as a director of the Company shall be deemed to continue Employment for purposes of the Plan.

10. Rights Under the Plan

No Person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Stock Incentive Award until the date of the issuance of such shares on the books and records of the Company Except as otherwise expressly provided in Section 8. hereof, no adjustment of any Stock Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 10. is intended, or should be construed, to limit authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

11. No Special Employment Rights; No Right to Stock Incentive Awards

(a) Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of his or her Employment by the Company or interfere in any way with the right of the Company at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Incentive Award.

(b) No person shall have any claim or right to receive a Stock Incentive Award hereunder. The Committee’s granting of a Stock Incentive Award to a Participant at any time shall neither require the Committee to grant a Stock Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

12. Securities Matters

(a) The Company shall be under no obligation to affect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements, and representations, and that any related certificates representing such shares bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

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(b) The exercise or settlement of any Stock Incentive Award (including, without limitation, any Option) granted hereunder shall only be effective at such time as counsel to Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. Company may, in its sole discretion, defer the effectiveness of any exercise or settlement of a Stock Incentive Award granted hereunder in order to allow the issuance of shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state or local securities laws. Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise or settlement of a Stock Incentive Award granted hereunder. During the period that the effectiveness of the exercise of a Stock Incentive Award has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

13. Withholding Taxes

(a) Cash Remittance

Whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any, attributable to such event. In addition, upon the exercise or settlement of any Stock Incentive Award in cash, or the making of any other payment with respect to any Stock Incentive Award (other than in shares of Common Stock), the Company shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state, and local withholding tax requirements, if any, attributable to such exercise, settlement, or payment.

(b) Stock Remittance

At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Participant may tender to the Company (including by attestation) a number of shares of Common Stock having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 13.(a) hereof, if any.

(c) Stock Withholding

At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Company shall withhold a number of such shares having a Fair Market Value determined by the Committee to be sufficient to satisfy the minimum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 13.(a) hereof, if any.

14. No Obligation to Exercise

The grant to a Participant of a Stock Incentive Award shall impose no obligation upon such Participant to exercise such Stock Incentive Award.

15. Transfers

Stock Incentive Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however that the Committee may permit Options or other Stock Incentive Awards that are not incentive stock options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine. Upon the death of a Participant, outstanding Stock Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Stock Incentive Award, or the right to exercise any Stock Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Stock Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Stock Incentive Award. .

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16. Expenses and Receipts

The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Stock Incentive Award will be used for general corporate purposes.

17. Failure to Comply

In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Stock Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

18. Relationship to Other Benefits

No payment with respect to any Stock Incentive Awards under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan.

19. Governing Law

The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

20. Severability

If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

21. Effective Date and Term of Plan The Effective Date of the Plan is November 26, 2021, subject to the approval of the Plan by the shareholders of Company within 12 months of the Effective Date (“Approval”). Only Options may be granted prior to Approval, provided no Option granted prior to Approval may be exercisable, in whole or in part, prior to Approval, and the Plan will be unwound, and all outstanding Options forfeited and cancelled, if Approval is not obtained. No grants of Stock Incentive Awards may be made under the Plan after November 26, 2031.

22. Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it or any Stock Incentive Award in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires shareholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4. hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 22. shall be given effect to the extent that such provision would cause any tax to become due under section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, adversely affect the Participant’s rights under any previously granted and outstanding Stock Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

23. Recoupment

Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by applicable law, Company policy and/or the requirements of an exchange on which the Company’s shares are listed for trading, in each case, as in effect from time to time to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan.

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PROXY

Solicited on Behalf of the Board of Directors for Annual Meeting of Stockholders, December 31, 2021

The undersigned hereby appoints Michael D. Pruitt and Steven Hoelscher, and each of them, as proxies with full power of substitution, to represent and to vote as set forth herein all the shares of the common stock of Amergent Hospitality Group, Inc. which the undersigned is entitled to vote at the 2021 Annual Meeting of Stockholders and any adjournments or postponements thereof, as designated below. If no designation is made, the proxy, when properly executed, will be voted: (i) “FOR” the election of the director nominees named below in Proposal No. 1, (ii) “FOR” Proposal No. 2, the approval of the 2021 Plan (ii) “FOR” Proposal No. 3, ratification of the appointment of our registered public accounting firm, (iii) “FOR” Proposal No. 4, Say-on-Pay, (iv) for “THREE YEARS” for Proposal No. 5, Say-on Frequency, and (v) in the discretion of the proxies upon such other matter as may properly come before the Annual Meeting.

Proposal No. 1	TO ELECT FIVE DIRECTORS TO THE BOARD OF DIRECTORS TO HOLD OFFICE FOR THE FOLLOWING YEAR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

[ ]	FOR the election as a director of the five nominees listed below.
NOMINEES: Michael D. Pruitt, Frederick L. Glick, Keith J. Johnson, Neil G. Kiefer and J. Erick Wagoner

[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES

[ ]	WITHHOLD AUTHORITY to vote for the following nominees:

INSTRUCTION: To withhold authority to vote for individual nominees, write their names on the line above.

Proposal No. 2	APPROVAL OF THE 2021 EQUITY INCENTIVE PLAN

[ ] For	[ ] Against	[ ] Abstain

Proposal No. 3	RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 30, 2021

[ ] For	[ ] Against	[ ] Abstain

Proposal No. 4	SAY-ON-PAY

[ ] For	[ ] Against	[ ] Abstain

Proposal No. 5	SAY-ON-FREQUENCY

[ ] One	[ ] Two	[ ] Three	[ ] Abstain

In his or her discretion, the proxy is authorized to vote upon any other matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated:_____________________________________, 2021

__________________________________________
Signature

__________________________________________
Signature (Joint Owners)

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title

[SEE VOTING INSTRUCTIONS ON REVERSE SIDE]

VOTING INSTRUCTIONS

Please sign, date and mail this Proxy Card promptly to the following address in the enclosed postage-paid envelope:

Securities Transfer Corporation

2901 N. Dallas Parkway, Suite 380

Plano, Texas 75093

Attention: Proxy Department

OR

You may sign, date and submit your Proxy Card by facsimile to (469) 633-0088 or dial (469) 633-0101 to vote via phone.

OR

You my sign, date, scan and email your scanned Proxy Card to proxyvote@stctransfer.com.

OR

You may vote online through the Internet:

1.	Go to http://onlineproxyvote.com/AMHG/ at any time 24 hours a day.
2.	Login using the control number located in the top left hand corner of this proxy card.
3.	Access the proxy voting link within that website to vote your proxy.

If you vote your proxy on the Internet, you do not need to mail back, fax or email your Proxy Card.

The Proxy Statement, the form of Proxy Card and the Company’s Annual Report to Stockholders are available at http://onlineproxyvote.com/AMHG/

In order to attend our Virtual Annual Meeting, you must log in to

https://stctransfer.zoom.us/webinar/register/WN_E7k2KJ4CT0GXLqU3kwtWrA to register for the meeting.